EXHIBIT 10.1(a)

GUARANTY

GUARANTY, dated as of the 8 day of February, 2008, by the undersigned, jointly and severally (each a "Guarantor" and together the "Guarantors" having an address at c/o Colombia Goldfields, Ltd., 8 King Street East, Suite 208 Toronto, Ontario, Canada, M5C 1B5, in favor of Global Resource Fund, having an address at M&C Corporate Services Limited, PO Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands ("Global").

1.     The undersigned have requested that Global provide a Bridge Loan Facility the ("Facility") to Colombia Goldfields Limited ("CG") and to otherwise maintain outstanding credits in the future, or otherwise directly or indirectly give or extend credit benefits or financial accommodations to CG related to its mining operations in Colombia, Global has agreed to provide such Facility and other financial and credit accommodations to CG pursuant to the terms of a Promissory Note (Bridge Loan Facility) of even date herewith from CG to Global, as the same may be amended from time to time (the "Note") and the other Transaction Documents as defined therein.

2.     In order to induce Global to enter into the Finance Documents, and in consideration thereof and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors hereby unconditionally guarantee to Global the due and punctual payment, and not just the collectibility, of all indebtedness, liabilities and obligations of every kind and nature now or at any time hereafter owing by CG or its successors and assigns when due, whether at maturity, by acceleration, or otherwise, all at the times and place and at the rates described in, and otherwise according to the terms of, the Finance Documents. The Guarantors hereby further unconditionally guarantee to Global the punctual and faithful performance by CG of all covenants, agreements and obligations of CG contained in the Finance Documents. In addition, the Guarantors shall have full liability to Global for any loss or damages resulting from CG's and their own fraudulent misconduct, intentional misrepresentation, or gross negligence associated with any of the Finance Documents or this Guaranty. (The guarantees set forth above are hereinafter referred to as the "Obligations").

3.     This Guaranty is an irrevocable, unconditional, and absolute guaranty of payment and performance, and if for any reason any of the Obligations shall not be performed or observed, or if any amounts or any part thereof payable under or in connection with the Obligations shall not be paid promptly when due and payable, the Guarantors shall promptly perform or cause to be performed each of such duties, agreements, and obligations and shall forthwith pay such amounts to Global, regardless of any defense or setoff or counterclaim which CG or the Guarantors may have or assert, and regardless of whether Global or anyone on its behalf shall have instituted any demand, claim, suit, action, or proceedings or taken any other steps to enforce any rights against the CG or the Guarantors or any other person or any assets to compel any such performance or to collect all or part of any such amounts, and regardless of any other condition or contingency.

4.     In the event that for any reason whatsoever CG is now, or shall hereafter become, indebted to the Guarantors, the Guarantors agree that the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owing to Global under the Obligations, and the Guarantors shall not be entitled to enforce or receive payment thereof until such sums owing to Global have been paid. Nothing herein contained is intended or shall be construed to give to the Guarantors any right of subrogation in or under the Finance Documents, or any right to participate in any way therein, notwithstanding any payments made by the Guarantors under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released.

5.     The Guarantors expressly agree that the validity of this Guaranty and the Obligations shall in no way be terminated, abated, affected, or impaired by the happening from time to time of any event or condition including, without limitation, any of the following: (a) any defect in the genuineness, validity, or enforceability of the Finance Documents or the indebtedness evidenced thereby; (b) any action or delay or failure to take action by Global under or with respect to the Finance Documents not resulting from Global's gross negligence or willful misconduct; (c) any sale or other disposition of all or substantially all of the assets of the CG's subsidiaries (the "Subsidiaries") or of any interest of the Guarantor, or any other person in the Subsidiaries, whether with or without the consent of Global and regardless of whether such disposition constitutes a default under the Finance Documents; (d) any assignment or transfer in whole or in part of any of the Finance Documents, whether with or without notice to the Guarantors; (e) any future dealings between CG and Global (including future extensions of credit, secured or unsecured); (f) the bankruptcy, insolvency, reorganization or other debtor's relief afforded the Subsidiaries applicable statute or by the decision of any court; or (g) any other act, omission, or condition which might in any manner or to any extent vary the risk to the Guarantors or might otherwise operate as a discharge or release of the Guarantors.

6.     The Guarantors hereby agree that, without further notice to or consent from it and without affecting, diminishing, or releasing its obligations hereunder, any of the provisions of the Finance Documents may be amended or any requirement thereof or default thereunder waived or any departure therefrom consented to or any other forbearance or indulgence exercised with respect thereto.

7.     The Guarantors hereby waive: (a) notice of acceptance of this Guaranty and, or the extension of credit under any other Finance Document or otherwise; (b) diligence, presentment, demand for payment, and protest; (c) all notices, whether to the Guarantors, or any other persons, including, without limitation, notice of nonpayment, dishonor, protest, occurrence of an event of default under the Finance Documents, notice of any of the matters referred to in Sections 5 or 6 above or of any other matter relating to the Finance Documents, and all demands whatsoever; and (d) the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty.

8.     The Guarantors agree that their liability under this Guaranty shall be joint and several, and primary, and that with respect to any right of action which shall accrue to Global relating to any of the Obligations, Global may at its sole option proceed directly against either or both Guarantors without having proceeded against CG or any other guarantor of the obligations of the Subsidiaries. The Guarantors hereby waive any and all legal requirements that Global shall institute any action or proceedings at law or in equity against CG or anyone else in respect of the Finance Documents, as a condition precedent to bringing an action against the Guarantors upon this Guaranty. All remedies afforded to Global by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Global or not, shall be deemed to be exclusive of any of the other remedies available to Global and shall not limit or prejudice any other legal or equitable remedy which Global may have. No delay or failure of Global in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude any further exercise thereof. Recognizing that this Guaranty is solely a guarantee of the Obligations, Global may proceed against CG or the Guarantor in connection with the Obligations or under any other guarantee of other obligations owing to Global in such order and at such times as Global may determine.

Colombia Goldflelds Guaranty
February 7, 2008 2 05 PM

9.     Each Guarantor further represents to Global, as an inducement to entering into the Transaction Documents that: (a) it (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted, and (iii) is qualified to do business in every jurisdiction in which a failure to be so qualified would involve a risk of material liability, or might result in a material adverse effect on the business, assets or financial condition of such Guarantor or might materially and adversely affect Global's rights under this Guaranty; (b) it has the requisite corporate power and authority to execute, deliver and perform the Obligations; (c) this Guaranty has been duly executed and delivered by it; (d) there is no litigation or administrative or governmental proceeding pending or, to its knowledge, threatened against the Guarantor which would in any way affect the validity or enforceability of this Guaranty; (e) compliance by the Guarantor with the Obligations has not resulted and will not result in the violation of any agreement or other instrument to which the Guarantor may be a party or by which the Guarantor or any of its assets are bound; (f) this Guaranty and all actions and undertakings contemplated to be taken by the Guarantor hereunder is valid and binding upon it in accordance with its terms, except as the enforcement of such may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights, and except to the extent that the availability of equitable remedies with respect to which may be subject to the discretion of the court before which any proceedings for such remedies may be brought; (g) this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or the Guarantor's articles of incorporation or bylaws, (ii) violate any order of any court or any rule, regulation or order of any other agency or government binding upon the Guarantor, or (iii) result in the creation or imposition of any lien upon any assets or property of the Guarantor; (h) no consent or approval of any governmental body or regulatory authority is necessary for the execution, delivery and performance of this Guaranty by the Guarantor and the obligations hereunder, and (i) the transactions contemplated by this Guaranty are being consummated by the Guarantor in furtherance of the Guarantor's ordinary business purposes, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. Neither before nor as a result of the transactions contemplated by this Guaranty will the Guarantor be insolvent or have an unreasonably small capital for the conduct of its business and the payment of its anticipated obligations. Each Guarantor's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due, and each Guarantor does not believe it will incur debts beyond its ability to pay.

Colombia Goldflelds Guaranty
February 7, 2008 2 05 PM

10.     Upon any default hereunder or under the Finance Documents which is not cured within any applicable grace period provided therein, Global may, at its sole option, declare the unreimbursed balance of the Note to be immediately due and payable.

11.     The obligations of the Guarantors under this Guaranty shall continue in full force and effect until the payment in full of the Obligations hereunder. Notwithstanding the foregoing, each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the indebtedness secured by this Guaranty is rescinded or must otherwise be restored by Global upon or as a result of the bankruptcy or reorganization of the Subsidiaries or otherwise. If after receipt of any payment of, or the proceeds of any collateral for, all or any part of the Obligations, Global is compelled to surrender or voluntarily surrender such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, recaptured, or set aside as a preference, fraudulent conveyance, impermissible setoff or for any other reason, whether or not such surrender is the result of: (a) any judgment, decree or order of any court or administrative body having jurisdiction over Global; or (b) any settlement or compromise by Global of any claim as to any of the foregoing with any person (including CG), then the Obligations or affected part thereof shall be reinstated and continue and this Guaranty shall be reinstated and continue in full force as to such Obligations or part thereof as if such payment or proceeds had not been received, notwithstanding any previous cancellation of any instrument evidencing any such Obligation or any previous instrument delivered to evidence the satisfaction thereof. The provisions hereof shall survive the termination of this Guaranty and any satisfaction and discharge of the Subsidiaries by virtue of any payment, court order or any federal or state law.

12.     Each Guarantor agrees to pay all costs of collection, including attorneys' fees and all costs of suit, incurred by Global in enforcing any obligations of CG or the Guarantors under this Guaranty and the Finance Documents.

13.     EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE FINANCE DOCUMENTS OR ANY OTHER MATTERS RELATED THERETO.

14.     EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ALL STATE AND LOCAL COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE OPTION OF AURAMET, ANY COURT IN WHICH AURAMET DECIDES TO INITIATE LEGAL OR EQUITABLE PROCEEDINGS CONCERNING THIS GUARANTY, THE FINANCE DOCUMENTS OR ANY OTHER MATTERS RELATED THERETO IN WHICH THE COURT HAS SUBJECT MATTER JURISDICTION OVER THE MATTER AND CONTROVERSY; AND TO THE EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OF THE PAPERS ISSUED THEREIN AND AGREES THAT SERVICE MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTORS AT ITS NOTICE ADDRESS SET FORTH HEREIN.

Colombia Goldflelds Guaranty
February 7, 2008 2 05 PM

15.     No modification or waiver of any provision of this Guaranty shall be effective unless in writing signed by Global and then only in the specific instance and for the specific purpose for which given.

16.     If any term or provision of this Guaranty or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall, at Global's option, not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

17.     All communications hereunder shall be in writing and delivered in person or sent by recognized overnight express courier or postage prepaid by certified or registered mail, return receipt requested, if to the Guarantors, to it at the address set forth above; and if to Global, to Global Resource Fund, c/o M&C Corporate Services Limited, PO Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands, or at such other address as Global or Guarantor shall designate to the other in writing. Notice, if sent as provided herein, shall be deemed given on the date of sending.

18.     This Guaranty shall bind the successors and assigns of the Guarantors and shall inure to the benefit of all the successors and assigns of Global.

19.     This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

Colombia Goldflelds Guaranty
February 7, 2008 2 05 PM

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the 8th day of February, 2008.

RNC (Colombia) Limited	Cia Minera de Caldas S.A.

By: /s/ James Kopperson	By: /s/ T.W. Lough
Name: James Kopperson	Name: T.W. Lough
Title: CFO	Title: Director

Gavilan Minerales S.A.

By: /s/ T.W. Lough
Name: T.W. Lough
Title: Director